UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 6, 2018

Date of Report (Date of earliest event reported)

ESTERLINE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-06357	13-2595091
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500-108th Avenue NE, Bellevue, Washington	98004
(Address of principal executive offices)	(Zip Code)

(425) 453-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

In connection with the announcement that Esterline Technologies Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TransDigm Group Incorporated, a Delaware corporation (“Parent”), and Thunderbird Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), on December 6, 2018, the Company distributed a supplemental employee Q&A reference document relating to the announcement of the Merger Agreement, the full text of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely manner or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved.

You should not place undue reliance on such statements. The Company’s actual results and the timing and outcome of events may differ materially from those expressed in or implied by the forward looking statements as a result of certain risks and uncertainties, including but not limited to: (1) the ability to (i) obtain the approval of the Company’s stockholders as required for the merger, (ii) receive (if not waived) the required regulatory or other foreign investment approvals for the merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transactions) and (iii) satisfy the other conditions to the consummation of the merger on a timely basis or at all; (2) the outcome of consultation with employees, their works councils or other employee representatives; (3) the potential that a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) unexpected or significant transaction costs and/or unknown liabilities; (5) negative effects of the announcement or the consummation of the transaction on the market price of the Company’s common stock, its business (including relationships with customers, suppliers or other business relationship), financial conditions, results of operations and financial performance; (6) risks associated with legal proceedings related to the merger and the outcome of any legal proceedings related to the merger; (7) adverse effects of general industry, economic, business, and/or competitive factors; (8) unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) the potential that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended September 28, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the proxy statement that was filed with the SEC in connection with the proposed merger on November 30, 2018. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Important Information for Stockholders

In connection with the proposed transaction between TransDigm and Esterline, Esterline has filed with the Securities Exchange Commission (“SEC”) a definitive proxy statement on Schedule 14A on November 30, 2018 and has provided this definitive proxy statement to its stockholders. Esterline may also file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS IN AND STOCKHOLDERS OF ESTERLINE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED OR WILL BE FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The definitive proxy statement and other related documents may be obtained for free through the web site maintained by the SEC at www.sec.gov, through the Company’s Investor Relations section of its website at www.esterline.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 500 108th Avenue NE, Suite 1500, Bellevue, Washington 98004, or by calling (425) 453-9400.

This Supplemental Q&A Document for Employees is for informational purposes only and is not a substitute for the definitive proxy statement. This Supplemental Q&A Document for Employees does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Participants in the Solicitation

The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, are set forth in the definitive proxy statement filed with the SEC on November 30, 2018. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on December 27, 2017, and its Annual Report on Form 10-K for the fiscal year ended September 28, 2018, which was filed with the SEC on November 21, 2018. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.esterline.com.

9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

99.1	Supplemental Q&A Reference Document for Employees Relating to Announcement of the Merger Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTERLINE TECHNOLOGIES CORPORATION

Dated: December 6, 2018	By:	/s/ DONALD E. WALTHER
Name: Donald E. Walther
Title: Executive Vice President & General Counsel

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